SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2003


                                GERON CORPORATION

             (Exact name of registrant as specified in its charter)

       Delaware                        0-20859                 75-2287752
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

          230 Constitution Drive                        94025
          Menlo Park, California                     (Zip Code)
 (Address of principal executive offices)



                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On April 7, 2003, Geron Corporation, a Delaware corporation (the "Company"), announced that it will present the positive preliminary results from a Phase 1 clinical trial of telomerase immunotherapy for metastatic prostate cancer on a webcast conference call on, April 7, 2003 at 9:00 am Pacific Daylight Time. The data were originally to be presented at the American Association of Cancer Research (AACR) annual meeting in Toronto, which was cancelled last week due to the outbreak of SARS.


The Company's press release announcing the webcast conference call and the preliminary results is filed as an exhibit to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the document filed as an exhibit hereto.


Item 7.  Exhibits.

Exhibits
--------
  99.1           Press Release dated April 7, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GERON CORPORATION



Date:    April 7, 2003               By:/s/ William D. Stempel
                                        ------------------------
                                     Name:  William D. Stempel
                                     Title: Vice President and General Counsel

                                  EXHIBIT INDEX


Exhibits
--------
  99.1           Press Release dated January 21, 2003